                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant   / X /
Filed by a Party other than the Registrant   /    /

Check the appropriate box:

/ /          Preliminary Proxy Statement
/X/          Definitive Proxy Statement
/ /          Definitive Additional Materials
/ /          Soliciting Material Pursuant to Section 240.14a-11(c) or Section
             240.14a-12

          BTG, Inc.
- ---------------------------------
(Name of Registrant as Specified In Its Charter)

          BTG, Inc.
- ---------------------------------
(Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

/X/          $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             1)       Title of each class of securities to which transaction
                      applies:
                      ____________________________________________
             2)       Aggregate number of securities to which transaction
                      applies:
                      ____________________________________________
             3)       Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule 0-11: *
                      _____________________________________________
             4)       Proposed maximum aggregate value of transaction:
                      _____________________________________________

       * Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)       Amount Previously Paid:
                      ________________________________________________________
             2)       Form, Schedule or Registration Statement No.:
                      ________________________________________________________
             3)       Filing Party:
                      ________________________________________________________
             4)       Date Filed:
                      ________________________________________________________

                                   [BTG LOGO]

                                   BTG, INC.
                             1945 OLD GALLOWS ROAD
                             VIENNA, VIRGINIA 22182

                                                                   July 17, 1996

Dear Shareholder:

     You are cordially invited to attend the 1996 annual meeting of BTG, Inc. (the "Company") on Wednesday, August 14, 1996, at 10:00 a.m. at the DoubleTree Hotel at Tysons Corner, 7801 Leesburg Pike, Falls Church, VA 22043.

     At this meeting you will be asked to vote, in person or by proxy, on the following matters: (i) the election of three directors; (ii) approval of the Company's Directors Stock Option Plan; (iii) approval of amendments to the Company's Employee Stock Purchase Plan; (iv) approval of amendments to the Company's 1995 Employee Stock Option Plan; (v) the ratification of the appointment of the Company's independent auditors; and (vi) any other business as may properly come before the meeting. The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     It is important that your shares be represented at the 1996 annual meeting, whether or not you are personally able to attend. You are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                          Sincerely,

                                          /s/ EDWARD H. BERSOFF
                                          ------------------------------------
                                          Edward H. Bersoff
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                                   BTG, INC.
                             1945 OLD GALLOWS ROAD
                             VIENNA, VIRGINIA 22182
                                 (703) 556-6518

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 14, 1996

     NOTICE IS HEREBY GIVEN that the 1996 annual meeting of shareholders (the "Annual Meeting") of BTG, Inc. (the "Company" or "BTG") will be held on Wednesday, August 14, 1996, at 10:00 a.m., at the DoubleTree Hotel at Tysons Corner, 7801 Leesburg Pike, Falls Church, VA 22043, for the following purposes:

     1) To elect three directors;

     2) To approve the Company's Directors Stock Option Plan;

     3) To approve amendments to the Company's Employee Stock Purchase Plan;

     4) To approve amendments to the Company's 1995 Employee Stock Option Plan;

     5) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending March 31, 1997; and

     6) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to the Company's bylaws, the Board of Directors has fixed June 15, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of BTG common stock as of that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by BTG.

                                          By order of the Board of Directors of
                                          BTG, Inc.

                                          /s/ EDWARD H. BERSOFF
                                          ----------------------------------
                                          Edward H. Bersoff
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Vienna, Virginia
July 17, 1996

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   BTG, INC.
                             1945 OLD GALLOWS ROAD
                             VIENNA, VIRGINIA 22182

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 14, 1996

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished to the shareholders of BTG, Inc., a Virginia corporation ("BTG" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1996 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the DoubleTree Hotel at Tysons Corner, 7801 Leesburg Pike, Falls Church, VA 22043, on Wednesday, August 14, 1996, at 10:00 a.m., and any adjournment thereof.

     If the enclosed form of proxy is properly executed and returned to BTG in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED: (I) FOR THE ELECTION OF EACH OF THE THREE NOMINEES OF THE BOARD OF DIRECTORS TO SERVE AS DIRECTORS; (II) FOR THE APPROVAL OF THE COMPANY'S DIRECTORS STOCK OPTION PLAN; (III) FOR THE APPROVAL OF AMENDMENTS TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN; (IV) FOR THE APPROVAL OF AMENDMENTS TO THE COMPANY'S 1995 EMPLOYEE STOCK OPTION PLAN; AND (V) FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS. If any other matters are properly brought before the Annual Meeting, proxies will be voted in the discretion of the proxy holders. BTG is not aware of any such matters that are proposed to be presented at its Annual Meeting.

     The cost of soliciting proxies in the form enclosed herewith will be borne by BTG. In addition to the solicitation of proxies by mail, directors, officers and regular employees of BTG, without extra remuneration, may solicit proxies personally, by telephone, telegram, or otherwise. BTG may request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so. It is anticipated that this proxy statement will be mailed to shareholders on or about July 17, 1996.

     The securities which can be voted at the Annual Meeting consist of shares of common stock (no par value) ("Common Stock") of BTG. Each share entitles its owner to one vote on each matter presented to the shareholders. June 15, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to vote at the Annual Meeting. On the Record Date, there were approximately 375 record holders of Common Stock and the number of shares outstanding as of that date was 6,136,438. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Shareholders' votes will be tabulated by a representative of First Union National Bank of North Carolina, who has been appointed by the Board of Directors to act as inspector of election for the Annual Meeting. Under Virginia corporate law and the Company's bylaws, directors are elected by a plurality of votes of shares present (in person or by proxy) and entitled to vote. Unless otherwise required by law or the Company's Articles of Incorporation or bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast on the matter. For purposes of that tabulation, abstentions and broker non-votes have no effect on the vote.

     The presence of a shareholder at the Annual Meeting will not automatically revoke the shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of BTG a written notice of revocation, by delivering to BTG a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                            ------------------------

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF ALL PROPOSALS SET FORTH IN THIS PROXY STATEMENT.
                            ------------------------

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of June 15, 1996 by (i) each director and nominee for director; (ii) the Chief Executive Officer and each of the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the year ended March 31, 1996 (the "Named Executive Officers"); (iii) all persons known to the Company to be beneficial owners of more than 5% of its outstanding Common Stock; and (iv) all directors and executive officers as a group. Under the rules of the Securities and Exchange Commission ("SEC"), a person is deemed a "beneficial owner" of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

                                                              NUMBER OF        PERCENT OF COMMON
                            NAME                                SHARES         STOCK OUTSTANDING
    ----------------------------------------------------   ----------------    -----------------
    Edward H. Bersoff, Chairman, President and
      Chief Executive Officer(1)........................       1,338,961             21.68%
    Donald M. Wallach, Director(2)......................         266,805              4.32
    Ralph R. Maddox, Director(3)........................          97,110              1.57
    Marilynn D. Bersoff, Secretary(4)...................          92,044              1.49
    James V. Kimsey, Director(5)........................          11,000                 *
    Ruth M. Davis, Director(6)..........................           5,750                 *
    John M. Hughes, Chief Financial Officer(7)..........           3,979                 *
    Raymond T. Tate, Director(8)........................           2,000                 *
    Ronald L. Turner, Director(9).......................           1,000                 *
    C. Thomas Nixon.....................................             174                 *
    Alan G. Merten......................................               0                 *
    All directors and executive officers as a group (9
      persons)..........................................       1,818,823             29.45

- ---------------
 *  Represents less than 1% of the outstanding shares of Common Stock.

(1) The address of Dr. Bersoff is: c/o BTG, Inc., 1945 Old Gallows Road, Vienna, Virginia 22182. Includes 22,665 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of June 15, 1996. Does not include (i) 32,835 additional shares issuable upon the exercise of options granted by the Company which are not exercisable within 60 days of June 15, 1996; (ii) 77,799 shares of Common Stock and 15,500 shares of Common Stock underlying options (4,665 of which are exercisable within 60 days of June 15, 1996) owned by Marilynn D. Bersoff, Dr. Bersoff's wife; and (iii) 5,750 shares of Common Stock owned by Dr. Bersoff's parents.

(2) Includes (i) 2,500 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of June 15, 1996; (ii) 114,130 shares held in joint tenancy with Shoshana Wallach, Mr. Wallach's wife; and
    (iii) 47,050 shares held by the Wallach Associates, Inc. Employee Profit Sharing Plan Trust, of which Mr. Wallach is the sole beneficiary.

(3) Includes 102,610 shares of Common Stock held in joint tenancy with Mr. Maddox's wife and 1,500 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of June 15, 1996.

(4) Includes 4,665 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of June 15, 1996. Does not include (i) 10,835 additional shares issuable upon the exercise of options granted by the Company which are not exercisable within 60 days of June 15, 1996; and (ii) 1,316,296 shares of Common Stock and 55,500 shares of Common Stock underlying options (22,665 of which are exercisable within 60 days of June 15, 1996) owned by Edward H. Bersoff, Ms. Bersoff's husband.

(5) Includes 1,000 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of June 15, 1996.

(6) Includes 2,000 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of June 15, 1996.

(7) Includes 1,667 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of June 15, 1996. Does not include 14,833 additional shares issuable upon the exercise of options granted by the Company which are not exercisable within 60 days of June 15, 1996.

(8) Includes 2,000 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of June 15, 1996.

(9) Includes 1,000 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of June 15, 1996.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file reports with the SEC on Forms 3, 4 and 5 to report their ownership of and transactions in Common Stock. During the Company's fiscal year 1996, each of Mrs. Bersoff and Mr. Kimsey failed timely to report one transaction.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     The Company's Board of Directors consists of seven members. The directors serve three-year terms which are staggered to provide for the election of approximately one-third of the Board of Directors each year. At the Annual Meeting, each of Ruth M. Davis and Raymond T. Tate will be elected for a three-year term. In addition, Alan G. Merten, who was appointed by the Board of Directors to serve in the seat on the Board vacated by Ralph R. Maddox, will be elected to complete a term expiring in 1998. Unless otherwise instructed on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the three nominee directors listed below. The Board of Directors believes that each nominee will stand for election and will serve if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. There is no cumulative voting for election of directors. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality vote.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

     Set forth below is certain information with respect to the nominees of the Board of Directors for election as directors at the Annual Meeting and other directors whose terms do not expire until subsequent annual meetings.

                                                                                        FOR TERM TO
                NAME              AGE            POSITION            DIRECTOR SINCE       EXPIRE
    ----------------------------  ---     ----------------------     --------------     -----------
    NOMINEES
    Ruth M. Davis...............  67             Director                 1986              1999
    Raymond T. Tate.............  71             Director                 1988              1999
    Alan G. Merten..............  53             Director                 1996*             1998
    CONTINUING DIRECTORS
    Edward H. Bersoff...........  53      Chairman of the Board,          1982              1997
                                           President and Chief
                                            Executive Officer
    James V. Kimsey.............  56             Director                 1995              1998
    Ronald L. Turner............  49             Director                 1995              1998
    Donald M. Wallach...........  61             Director                 1982              1997

- ---------------
* Effective July 22, 1996.

     Edward H. Bersoff has served as the Company's President, Chief Executive Officer and Chairman of the Board of Directors since the Company's founding in 1982. From 1975 until 1982, he was employed by CTEC, Inc. ("CTEC"), a provider of systems integration services, serving first as Vice President, then Executive Vice President, and later as President. Previously, he was employed by Logicon, Inc., a provider of advanced technology systems and services to national security, civil and industrial clients, and the National Aeronautics and Space Administration, in Cambridge, Massachusetts. Dr. Bersoff serves as chairman of the Professional Services Council and as a director of Phillips Business Information, Inc. He is the husband of Marilynn D. Bersoff, Secretary of the Company.

     Ruth M. Davis is Chair of The Aerospace Corporation, a government chartered not-for-profit corporation, and has served since 1981 as President and Chief Executive Officer of the Pymatuning Group, Inc., a consulting firm which specializes in industrial modernization strategies and technology development. Dr. Davis also currently serves on the boards of Air Products and Chemicals, Inc., Ashton Technology Group, Consolidated Edison Company of New York, Inc., Ceridian Corporation, Giddings & Lewis, Inc., Premark International, Inc., Sprint Corporation, Varian Associates, Inc. and Tupperware. She served as Assistant

Secretary of Energy for Resource Applications from 1979 to 1981 and as a Deputy Undersecretary of Defense for Research and Advanced Technology from 1977 to 1979.

     James V. Kimsey has served at various times as Chairman of the Board, Chief Executive Officer and President of America Online, Incorporated ("AOL") since founding the company in 1985 and is currently Chairman Emeritus. AOL is a leading provider of interactive on-line services to consumers. In addition, Mr. Kimsey is currently a member of the Board of Directors of Capital One Financial Corporation, CP Enterprises, Inc., Batterson Venture Partners, University Support Services, Inc., The Jamestown Foundation, Refugees International, National Stroke Association, and the American Electronics Association.

     Alan G. Merten became the President of George Mason University on July 1, 1996. From 1989 until accepting this position, he served as Dean of the Johnson Graduate School of Management at Cornell University. Dr. Merten also currently serves on the boards of Comshare, Inc., The INDUS Group, Inc. and as a trustee of Common Sense Trust, and as a director/trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Convertible Securities, Inc., and Van Kampen American Capital Income Trust.

     Raymond T. Tate has served since 1994 as Chairman of the Board, President and Chief Executive Officer of Ashton Technology Group, Inc., a technology company primarily involved in financial transaction and neural network research and development activities. In 1979 he founded, and has since served as President of Raymond Tate Associates, Inc., a technology consulting firm. He is a former Deputy Assistant Secretary of the Navy and a former Deputy Director of the NSA.

     Ronald L. Turner has served, since 1993, as the President and Chief Executive Officer of Computing Devices International, the defense electronics business division of Ceridian Corporation, an information technology company. From 1987 to 1993 he served as President and Chief Executive Officer of GEC-Marconi Electronic Systems Corporation. Mr. Turner also currently serves on the boards of Aerospace Industries Association of America, Inc., Advanced Technology Services, FLIR Systems, Inc., and Electronic Industries Association Government Division.

     Donald M. Wallach has served since 1965 as the President of Wallach Associates, Inc., a professional recruiting and employment counseling firm which recruits primarily executive and technical professionals in the fields of defense, electronics, space and computer science.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

CORPORATE GOVERNANCE AND OTHER MATTERS

     The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's bylaws also permit shareholders eligible to vote at the Annual Meeting to make nominations for directors if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. The bylaws also permit shareholders to propose other business to be brought before an annual meeting, provided that such proposals are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company no later than 90 days prior to the date of the anniversary of the immediately preceding annual meeting. A shareholder's notice of nomination must also set forth certain information specified in Section 2.3.6 of the Company's bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder. No such nominations or proposals have been received in connection with the Annual Meeting.

     The members of the Organization and Compensation Committee of the Company's Board of Directors (the "Compensation Committee") are Messrs. Kimsey, Tate, and Wallach, all of whom are non-employee directors. Messrs. Tate and Wallach have served as members of the Compensation Committee since the beginning of fiscal 1994. Mr. Kimsey has served on the committee since August, 1995. The Compensation Committee has the authority and performs all the duties related to the compensation of management of the Company, including determining policies and practices, changes in compensation and benefits for manage-ment, determination of employee benefits and all other matters relating to employee compensation, including administering the Company's 1995 Employee Stock Option Plan (the "Option Plan"). The Organization and Compensation Committee met at the end of fiscal 1995 and in April of 1996 but had no meetings during fiscal 1996.

     The members of the Audit Committee of the Company's Board of Directors are Messrs. Turner and Wallach and Dr. Davis, all of whom are non-employee directors. The Audit Committee, among other things, makes recommendations concerning the engagement of independent auditors, reviews the results and scope of the annual audit and other services provided by the Company's independent auditors, and reviews the adequacy of the Company's internal accounting controls. In fiscal 1996, the Audit Committee met two times.

     During the 12 months ended March 31, 1996, the Board of Directors held five meetings. No incumbent director attended fewer than 75 percent of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he or she served.

COMPENSATION OF DIRECTORS

     Non-employee directors of the Company receive quarterly payments of $3,000 and fees of $2,000 per Board of Directors meeting and $1,000 per committee meeting attended. Attendance via telephone is compensated at one-half of the normal rate. The Directors also receive reimbursement for reasonable expenses incurred in attending meetings.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation paid to the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                      FOR THE         ANNUAL COMPENSATION      SECURITIES
                                    FISCAL YEAR      ---------------------     UNDERLYING        ALL OTHER
  NAME AND PRINCIPAL POSITION     ENDED MARCH 31,    SALARY($)    BONUS($)     OPTIONS(#)     COMPENSATION(1)
- -------------------------------   ---------------    ---------    --------    ------------    ---------------
Edward H. Bersoff..............         1996         $ 296,194    $150,000            0           $ 9,557
  Chairman of the Board,                1995           266,361     115,000       11,000            24,423
  President, and Chief                  1994           243,736     110,000       13,000            25,835
  Executive Officer
John M. Hughes.................         1996           219,723      40,000            0            10,055
  Senior Vice President and             1995           207,980      37,500        7,500            16,828
  Chief Financial Officer               1994           197,630      30,000        5,000             9,406
Marilynn D. Bersoff............         1996           130,104      40,000            0             8,600
  Senior Vice President,                1995           126,775      25,000        2,500            14,011
  Administration, Corporate             1994           109,894      27,500        4,000            14,328
  Secretary
C. Thomas Nixon................         1996           189,365      20,000            0             8,758
  Senior Vice President and
  General Manager, Technology
  Systems Division

- ---------------
(1) Amounts in this column include Company contributions under the Company's 401(k) profit sharing plan, Company-paid life insurance premiums, additional executive allowances and reimbursement of uninsured medical expenses (capped at $5,000 per year).

STOCK OPTIONS

     Option Grants. No options for Common Stock were granted to any of the Named Executive Officers during the year ended March 31, 1996. Under the Option Plan, options to purchase up to an aggregate of 250,000 shares of Common Stock are available for grants to key employees. As of March 31, 1996, options to purchase 71,500 shares of Common Stock had been granted and were outstanding under the Option Plan. The Company is proposing to amend the Option Plan to increase the number of shares authorized to be issued under the Option Plan to 750,000. See "Proposed Amendment to the 1995 Employee Stock Option Plan." The Company does not have any stock appreciation rights.

     Option Exercises and Year-End Value. The following table provides information regarding the exercise of options during the year ended March 31, 1996, as well as the fiscal year-end value of all unexercised options held, by the Named Executive Officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                 SHARES                          MARCH 31, 1996                MARCH 31, 1996(1)
                               ACQUIRED IN     VALUE      ----------------------------    ----------------------------
            NAME                EXERCISE      REALIZED    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE
- ----------------------------   -----------    --------    -------------    -----------    -------------    -----------
Edward H. Bersoff...........      12,500      $ 76,688        23,835          22,665         $78,890        $ 144,523
Marilynn D. Bersoff.........       4,500        34,920        11,835           4,665          59,577           29,073
John M. Hughes..............           0             0        10,834           1,666          21,421           10,704
C. Thomas Nixon.............           0             0             0               0               0                0

- ---------------
(1) Based on a per share value of $9.875 as of March 31, 1996.

EMPLOYMENT AGREEMENTS

     Pursuant to an agreement dated as of October 28, 1994, Edward H. Bersoff serves as the President and Chief Executive Officer of the Company. Dr. Bersoff is paid minimum annual cash compensation of $260,000 and is employed for a term ending on March 31, 2000. This term is automatically extended for successive two-year periods unless written notice to terminate is given at least six months prior to the expiration of the term or any such two-year extension of the term. Dr. Bersoff's minimum annual cash compensation for such two-year extensions will increase by 10% for each such extension. Dr. Bersoff's employment may be terminated by the Board of Directors of the Company for willful and gross misconduct and in the case of death or illness or disability which prevents Dr. Bersoff from substantially fulfilling his duties for a period in excess of six consecutive months. If Dr. Bersoff's employment is terminated because of death or illness or disability, he or his estate, as the case may be, will be paid the cash compensation due Dr. Bersoff for a period of three months following the date of termination. The agreement includes a covenant by Dr. Bersoff not to be involved, directly or indirectly, in a business enterprise that competes with the Company during the term of his employment and for two years thereafter. In addition, under the terms of his employment agreement, Dr. Bersoff will be nominated to serve as a director of BTG during the term of his employment.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is comprised of three non-employee members of the Board of Directors. It has been authorized to oversee the Company's executive compensation program as well as the Option Plan. The committee establishes the salary and option levels for the executive officers of the Company and approves the recommendations of the Chief Executive Officer with respect to other key executive employees of the Company. All decisions by the committee relating to compensation of executive officers and other key employees, including the awarding of stock options, are reviewed by the full board.

     The Company's executive compensation program has been designed to attract and retain highly qualified executive personnel in order to enhance the financial strength and profitability of the Company. The Company supports a pay-for-performance policy that rewards individuals for achieving goals that further the long-term plans of the Company. The Compensation Committee is mindful of the need to maintain competitive compensation opportunities while encouraging superlative performance. The program is designed to recruit and retain talented executives who are critical to the Company's long-term success.

     Executive compensation consists of three components: base salary; annual incentive bonus; and stock options. Base salaries for executive officers are reviewed by the Compensation Committee annually prior to the start of each fiscal year. Prior to fiscal year 1997 compensation was reviewed annually before the start of the calendar year. Although base salaries are generally competitive with those of comparable companies, the Compensation Committee's philosophy is to provide a substantial portion of the incentive for performance through incentive bonuses and stock options. Incentive bonuses are paid only to the extent that predetermined corporate, business unit and individual goals are achieved.

     In order to qualify for an incentive bonus, each key employee must negotiate the terms of a BTG Performance Agreement (BPA) with his supervisor. The BPA of the chief executive officer is a reflection of the steps required to be satisfied in implementing the then current five-year strategic plan of the Company. Each executive officer's BPA is geared toward the satisfaction of that portion of the chief executive's BPA as is appropriate, thereby linking incentive compensation, in the form of the annual bonus, to the short and long-term goals of the Company. Satisfaction of performance objectives are measured quarterly and serve, along with the fulfillment of predetermined corporate and business unit goals, as the basis for the granting of key employee bonuses.

     To encourage growth and shareholder value, stock options are granted pursuant to the Option Plan to key management personnel who are in a position to make substantial contributions to the long-term success of the Company. The Compensation Committee believes that this focuses attention on managing the Company from the perspective of an owner with an equity interest in the business.

     Like all Company employees, the Named Executive Officers participate in the Company's 401(k) Profit Sharing Plan. The Compensation Committee also provides reimbursement for health care costs not covered by insurance to a maximum of $5,000 per year to all corporate officers.

     Dr. Bersoff has served in his current capacity, as Chairman of the Board, President and Chief Executive Officer, since founding the Company in 1982. The Compensation Committee believes that the success of BTG since its founding, and more particularly since going public, in December of 1994, has been directly related to Dr. Bersoff's local, regional and national activities as well as his entrepreneurial abilities. Throughout his term Dr. Bersoff has served as a leader within the Company as well as within the northern Virginia business community. During fiscal year 1996, Dr. Bersoff served among other things, as Chairman of the Fairfax County, Virginia Chamber of Commerce. The Compensation Committee's general approach in setting the Chief Executive Officer's compensation is to tie a significant portion of his compensation to Company performance, and to seek to be competitive with other companies of similar size in the Company's industry. The Compensation Committee believes that the Company's internal growth and the growth due to the acquisition of CAI during fiscal year 1996 are a result of Dr. Bersoff's activities and justify his combined salary and bonus of $446,194, a 17% increase over fiscal year 1995.

                                          Respectfully submitted,

                                          Organization and Compensation
                                          Committee
                                          James V. Kimsey
                                          Raymond T. Tate
                                          Donald M. Wallach, Chairman

STOCK PERFORMANCE CHART

     The following chart compares the percentage change in the cumulative total shareholder return on the Common Stock since the Company's initial public offering completed in December 1994 with the cumulative total return on the NASDAQ Composite Index and a peer group of companies. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The peer group comprises six companies of similar business focus as the Company. While none of the selected peers offer a fully comparable range of products and services to the Company, they are recognized as providers of high technology electronic, computer and communications equipment and engineering services primarily to the Government and other Government resellers. The returns of each company have been weighted according to their respective stock market capitalization for the purpose of arriving at a peer group average. Dividends paid by those peer companies that pay dividends are assumed to be reinvested at the end of the ex-dividend month without any transaction cost. The members of the peer group are as follows: Analysis and Technology, Inc., CACI International, Inc., Computer Data Systems, Inc., Government Technology Services, Inc., Logicon, Inc. and Questech, Inc. The peer group differs from that used for the Company's proxy statement in respect of the 1995 annual meeting. One company previously included in the peer group, GeoDynamics Corporation, is no longer in the peer group because it was acquired by Logicon, Inc. during the Company's fiscal year ended March 31, 1996. The comparison assumes $100 was invested on December 23, 1994 in the Common Stock, in the peer group composite and in the NASDAQ Composite Index and assumes reinvestment of dividends, as previously described.

      Measurement Period          Nasdaq Com-     Peer Group
    (Fiscal Year Covered)        posite Index       Return         BTG, Inc.
12/23/94                                   100             100             100
3/31/95                                 110.34           98.29           96.87
3/31/96                                 148.85          153.14          123.43

CERTAIN TRANSACTIONS

     Wallach Associates, Inc., the common stock of which is wholly-owned by Donald M. Wallach, a director of the Company, provided professional recruiting services to the Company for which a payment of $11,402.57 was paid during the 1996 fiscal year.

                      PROPOSED DIRECTORS STOCK OPTION PLAN
                                 (PROPOSAL TWO)

GENERAL

     On August 30, 1995 the Board of Directors approved and is now proposing for shareholder approval the BTG, Inc. Directors Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to attract and retain the best possible individuals for the Board and provide them with additional incentives to promote the success of the Company. The Director Plan permits non-employee directors of the Company to purchase shares of Common Stock pursuant to options. Under the Director Plan, 100,000 shares of Common Stock will be reserved for issuance.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Director Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal Two to adopt the Director Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR PLAN.

DESCRIPTION OF THE DIRECTOR PLAN

     The following summary of the Director Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Director Plan, which is annexed hereto as Exhibit A.

     The Director Plan will be administered by the Chief Financial Officer of the Company or such other person as is appointed by the Board. The Director Plan is intended to be a "formula plan", therefore the responsibilities of the Administrator under the Director Plan shall be limited to taking all legal actions necessary to document the options granted, to maintain appropriate records and reports regarding those options and to take such other actions as may be authorized or required by the Plan. All directors who are neither employees nor officers of the Company or any of its subsidiaries are eligible to participate in the Director Plan.

     As of the date the Director Plan was adopted by the Board, August 30, 1995, each eligible director then serving on the Board was granted an initial option to purchase Common Stock. The number of shares subject to the option varied depending upon each director's years of service as a director of the Company. Individuals with more then seven years of service obtained options to acquire 2,500 shares, those with between three and seven years of service obtained options to acquire 2,000 shares, those with between zero and three years of service obtained options to acquire 1,500 shares and all new directors obtained options to acquire 1,000 shares. In the future all new directors will be granted an option for 1,000 shares as of the date of their initial appointment to the Board. Each eligible director is also granted an option to acquire 1,000 additional shares on each anniversary of his or her initial grant for so long as he or she remains a director.

     All options granted pursuant to the Director Plan are granted at fair market value which, for purposes of the Director Plan, is the closing price for the Common Stock on the last trading date preceding the date of grant. All options granted under the Director Plan are intended to be non-qualified options for purposes of the Internal Revenue Code, as amended (the "Code"). Based upon the closing sale price of the Common Stock on June 14, 1996, the aggregate market value of the 100,000 shares issuable under the Director Plan was $1,400,000. All options become exercisable six months after the date granted, provided, however, that no option is exercisable prior to approval of the Director Plan by the shareholders. The options expire on the tenth anniversary of the date of grant. The options are fully vested as of the date granted.

     The following table sets forth certain information with respect to the option grants that have previously been made pursuant to the Director Plan.

                                      NUMBER OF SHARES
                 NAME                UNDERLYING OPTIONS    EXERCISE PRICE    EXPIRATION DATE    VALUE(1)
    ------------------------------   ------------------    --------------    ---------------    --------
    Ruth M. Davis.................          2,000              $11.25        August 29, 2005    $  5,500
    James V. Kimsey...............          1,000               11.25        August 29, 2005       2,750
    Ralph R. Maddox...............          1,500               11.25        August 29, 2005       4,125
    Alan G. Merten................             --                  --              --                 --
    Raymond T. Tate...............          2,000               11.25        August 29, 2005       5,500
    Ronald L. Turner..............          1,000               11.25        August 29, 2005       2,750
    Donald M. Wallach.............          2,500               11.25        August 29, 2005       6,875
    All non-employee directors as
      a group.....................         10,000               11.25        August 29, 2005      27,500

- ---------------
(1) Based on the closing price of the Common Stock on the NASDAQ National Market on June 14, 1996.

     Options granted under the Director Plan may be exercised only by the non-employee director during his or her lifetime. Neither the option nor any right thereunder may be transferred by the non-employee director by operation of law or otherwise other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in the Code), and may not be pledged or hypothecated or subject to execution, attachment or similar process.

     Payment for shares of Common Stock purchased under the Director Plan may be made either in cash or by exchanging shares of Common Stock with a fair market value equal to or less than the total option price plus cash for any difference. Options may also be exercised by directing that certificates for the shares purchased be delivered to a licensed broker acceptable to the Company, as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price.

     The Board may, at any time amend the Director Plan in any respect; provided, however, that without approval of the shareholders of the Company no amendment shall be made (i) materially increasing the benefits provided under the Director Plan, (ii) increasing the maximum number of shares which may be granted, or (iii) changing the designation or class of persons eligible to receive options under the Director Plan. Notwithstanding anything to the contrary above, the Director Plan may not be amended more than once in any six-month period other than to comport with the requirements of the Code or the Employee Retirement Income Security Act of 1974, or the rules promulgated thereunder. Unless previously terminated, the Director Plan will terminate automatically on August 30, 2005, the tenth anniversary of the effective date of the Director Plan. No termination, suspension or amendment of the Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTOR PLAN

     The grant of an option is not a taxable event for the optionee or the Company. Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualifying option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If, pursuant to an option agreement, the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. However, the fair market value of any shares received in excess of the number of shares surrendered (i.e., the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option) will be taxed as ordinary income.

            PROPOSED AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN
                                (PROPOSAL THREE)

     The Board of Directors has approved and is proposing for shareholder approval amendments to the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The specific amendments proposed are as follows: (i) increase the number of shares of Common Stock covered by the Purchase Plan from 150,000 to 400,000;
(ii) eliminate the quarterly purchase limitation under the Purchase Plan which currently limits the total number of shares issuable to all employees as a whole to 12,500 per quarter; and (iii) provide for annual lump sum contributions under the Purchase Plan. In no event will employees be permitted to acquire Common Stock under the Purchase Plan and other similar employee benefit plans having an aggregate fair market value in excess of $25,000 in any one calendar year. The amendments are incorporated in the Amended and Restated Employee Stock Purchase Plan annexed hereto as Exhibit B. The Board believes the amendments will enhance the utility of the Purchase Plan as a compensatory plan that encourages increased equity ownership by employees in the Company. In all other respects the Purchase Plan, which was approved by shareholders at the annual meeting of shareholders on August 30, 1995, will remain unchanged.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the amendments to the Purchase Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal Three to adopt the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE PURCHASE PLAN.

           PROPOSED AMENDMENT TO THE 1995 EMPLOYEE STOCK OPTION PLAN
                                (PROPOSAL FOUR)

GENERAL

     The Board of Directors has approved and is proposing for shareholder approval an amendment to the BTG, Inc. 1995 Employee Stock Option Plan (the "Option Plan"). The purpose of the amendment is to increase the number of shares authorized to be issued pursuant to options granted under the Option Plan from 250,000 to 750,000. In all other respects, the Option Plan, which was approved by shareholders at the annual meeting of shareholders on August 30, 1995, will remain unchanged.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the amendment to the Option Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal Four to amend the Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE OPTION PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL FIVE)

     The Board of Directors has renewed the appointment of KPMG Peat Marwick LLP to act as the Company's independent public accountants for fiscal 1997, subject to ratification by shareholders at the Annual Meeting. Representatives of KPMG Peat Marwick LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG Peat Marwick LLP to audit the books and accounts of the Company for the fiscal year ending March 31, 1997. No determination has been made as to what action the Board would take if the shareholders do not ratify the appointment.

          DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE INCLUDED
                               IN PROXY MATERIALS

     Any proposal or proposals intended to be presented by any shareholder at the 1997 annual meeting must be received by BTG by March 18, 1997 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this proxy statement, the Board of Directors of BTG knows of no other business which may come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                                          By order of the Board of Directors of
                                          BTG, Inc.

                                          /s/ EDWARD H. BERSOFF
                                          -------------------------------------
                                          Edward H. Bersoff
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Vienna, Virginia
July 17, 1996

     COPIES OF THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 1996, ACCOMPANY THIS PROXY STATEMENT. SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10K BY WRITING TO BTG, INC., ATTENTION: INVESTOR RELATIONS, 1945 OLD GALLOWS ROAD, VIENNA, VIRGINIA 22182, E-MAIL: INVESTOR@BTG.COM

                                                                       EXHIBIT A
                                   BTG, INC.
                          DIRECTORS STOCK OPTION PLAN

     BTG, INC., a Virginia corporation (the "Corporation"), sets forth herein the terms of the Directors Stock Option Plan (the "Plan") as follows:

1.  PURPOSE

     1.1. The Plan is intended to attract and retain the best possible members of the Board and to provide additional incentives to those directors to promote the success of the Corporation. The Plan provides Eligible Directors an opportunity to purchase shares of the Stock pursuant to Options. Options granted under the Plan shall not constitute "incentive stock options" within the meaning of Section 422 of the Code.

     1.2. The Plan is intended to constitute a "formula plan" and Eligible Directors are intended to be "disinterested administrators" of other plans maintained by the Corporation for purposes of Rule 16b-3 under the Exchange Act.

2.  DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Stock Option Agreements), the following definitions shall apply:

     2.1. "Additional Option" means any Option other than an Initial Option.

     2.2. "Administrator" means the Chief Financial Officer of the Corporation or such other person as is appointed by the Board to serve as Administrator.

     2.3. "Board" means the board of directors of the Corporation.

     2.4. "Code" means the Internal Revenue Code of 1986, as amended.

     2.5. "Commencement of Service" means the date of election of the Eligible Director to his or her first term as a Director.

     2.6. "Corporation" means BTG, Inc., a Virginia corporation.

     2.7. "Effective Date" means the date of adoption of the Plan by the Board.

     2.8. "Eligible Director" means a member of the Board who is not an officer or employee of the Corporation or any of its subsidiaries.

     2.9. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or hereafter amended.

     2.10. "Exercise Price" means the Option Price multiplied by the number of shares of Stock purchased pursuant to exercise of an Option.

     2.11. "Expiration Date" means the tenth anniversary of the Grant Date or, if earlier, the termination of the Option pursuant to Section 4.2(c) hereof.

     2.12. "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: If on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, the Fair Market Value of the Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or other determination date (or, if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be determined by the Administrator in good faith.

     2.13. "Grant Date" means the date on which an Option grant takes effect pursuant to Section 7 hereof.

     2.14. "Initial Option" means an Option received by each Eligible Director as of the Effective Date or thereafter as of an Eligible Director's Commencement of Service.

     2.15. "Option" means any option to purchase one or more shares of Stock pursuant to the Plan, including both Initial Options and Additional Options.

     2.16. "Optionee" means an Eligible Director who holds an Option.

     2.17. "Option Period" means the period during which Options may be exercised as defined in Section 9 hereof.

     2.18. "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.19. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.20. "Stock" means the Common Stock of the Corporation.

     2.21. "Stock Option Agreement" means the written agreement evidencing grant of an Option hereunder.

3.  ADMINISTRATION

     The Plan shall be administered by the Administrator. The Administrator's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options provided herein, to maintain appropriate records and reports regarding those Options, and to take all acts authorized or required by the Plan.

4.  STOCK SUBJECT TO THE PLAN

     4.1. Options to purchase not more than 100,000 shares of the Stock may be granted under the Plan. If any Option expires, terminates or is terminated or cancelled for any reason before it is exercised in full, the shares of Stock that were subject to the unexercised portion of the Option shall be available for future Options granted under the Plan.

     4.2(a). If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Date, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     4.2(b). Subject to Section 4.2(c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     4.2(c). Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan, the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan (if applicable) and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan and Options, each individual holding an Option shall have the right (subject to the limitations on exercise set forth in Section 9 below) immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option to the extent that such Option was otherwise exercisable at the time such termination occurs. The Administrator shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

     4.2(d). Adjustments under this Section 4.2 related to stock or securities of the Corporation shall be made by the Administrator, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     4.2(e). The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

5.  ELIGIBILITY

     Eligibility under the Plan is limited to Eligible Directors.

6.  OPTION PRICE

     The Option Price of the Stock covered by each Option granted under the Plan shall be the Fair Market Value of such Stock on the Grant Date. The Option Price shall be subject to adjustment as provided in Section 4.2 hereof.

7.  NUMBER OF SHARES AND GRANT DATES

     On the Effective Date, each Eligible Director then serving on the Board shall be granted an Initial Option to purchase shares of Stock, the number of shares of which will vary depending upon each Eligible Director's years of service as a director of the Corporation as of the time of the Effective Date, as follows: (1) more than seven years of service -- 2,500 shares; (2) between three and seven years of service -- 2,000 shares; (3) between zero and three years of service -- 1,500 shares; and (4) no service -- 1,000 shares. Thereafter, each Eligible Director whose Commencement of Service is after the Effective Date shall be granted an Initial Option to purchase 1,000 shares of Stock as of the date of the Eligible Director's Commencement of Service. An Eligible Director also shall be granted an Additional Option to purchase 1,000 shares of Stock on each anniversary of the Grant Date of the Initial Option if the Eligible Director continues to be an Eligible Director on each of those anniversary dates.

8.  VESTING OF OPTIONS

     Subject to Section 9 hereof, the Options granted to each Eligible Director shall be vested upon the Grant Date.

9.  OPTION PERIOD

     An Option shall be exercisable only during the Option Period. The Option Period shall commence six months after the Grant Date and shall end at the close of business on the Expiration Date; provided, however, that in no event shall any Option Period commence prior to approval of the Plan by the Corporation's stockholders. The Option granted to an Eligible Director will terminate on the Expiration Date.

10.  TIMING AND METHOD OF EXERCISE

     Subject to Sections 8 and 9 hereof, an Optionee may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Corporation written notice of exercise, specifying the number of shares as to which the Option is being exercised. Such notice shall be addressed to the Administrator at the Corporation's principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Administrator. Such notice shall be accompanied by an amount equal to the Exercise Price of such shares, in the form of any one or combination of the following: (a) cash or cash equivalents, or (b) shares of Stock valued at Fair Market Value in accordance with the Plan; provided, however, that the Board may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Shares of Stock acquired by the Optionee through exercise of an Option may be surrendered in payment of the Exercise Price of Options; provided, however, that any Stock surrendered in payment must have been (a) held by the Optionee for more than six months at the time of surrender, or (b) acquired under an Option granted not less than six months prior to the time of surrender. Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Exercise Price.

11.  NO STOCKHOLDER RIGHTS UNDER OPTION

     Neither an Optionee nor any person entitled to exercise an Optionee's rights in the event of an Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares shall have been issued upon the exercise of the Option.

12.  CONTINUATION OF SERVICE

     Nothing in the Plan shall confer upon any person any right to continue as a member of the Board or interfere in any way with the right of the Corporation to terminate such relationship.

13.  STOCK OPTION AGREEMENT

     Each Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement notifying the Optionee of the grant and incorporating the terms of the Plan. The Stock Option Agreement shall be executed by the Corporation and the Optionee.

14.  WITHHOLDING

     The Corporation shall have the right to withhold, or require an Optionee to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to exercise of Options. To the extent permissible under applicable tax, securities and other laws, the Optionee may satisfy a tax withholding requirement by directing the Corporation to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option to satisfy withholding requirements under this Section 14.

15.  NON-TRANSFERABILITY OF OPTIONS

     Each Option granted pursuant to the Plan shall, during Optionee's lifetime, be exercisable only by Optionee, and neither the Option nor any right thereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution, and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

16.  USE OF PROCEEDS

     The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

17.  ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION

     17.1. The Plan shall be effective as of the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of the Effective Date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Corporation and in a manner that satisfies the requirements of Rule 16b-3(b) of the Exchange Act; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Options granted hereunder shall be null, void and of no effect.

     17.2. Subject to the limitation of Section 17.4 hereof, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, the Board shall not amend the Plan in the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

        (a) To materially increase the benefits provided under the Plan;

        (b) To increase the maximum number of shares which may be granted;

        (c) To change the designation or class of persons eligible to receive Options under the Plan.

     17.3. No Option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Optionee's consent, alter or impair any rights or obligations under any Stock Option Agreement previously entered into under the Plan. The Plan shall terminate ten years after the Effective Date unless previously terminated pursuant to Section 4.2 hereof or by the Board pursuant to this
Section 17.

     17.4. Notwithstanding the provisions of Section 17.2 hereof, the Plan shall not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules promulgated thereunder.

18.  SECURITIES LAWS

     18.1. The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Administrator has received evidence satisfactory to the Administrator that the holder of such

Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Administrator shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     18.2. The intent of the Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Administrator may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

19.  INDEMNIFICATION

     19.1. To the extent permitted by applicable law, the Administrator shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Administrator in connection with or resulting from any claim, action, suit or proceeding to which the Administrator may be a party or in which the Administrator may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Administrator (with the Corporation's written approval) in the settlement thereof, or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Corporation; subject, however, to the conditions that upon the institution of any claim, action, suit or proceeding against the Administrator, the Administrator shall give the Corporation an opportunity in writing, at its own expense, to handle and defend the same before the Administrator undertakes to handle and defend it on the Administrator's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power the Corporation may have to indemnify the Administrator or hold the Administrator harmless.

     19.2. The Administrator and each officer and employee of the Corporation shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Corporation or any employee of the Corporation. In no event shall any person who is or shall have been the Administrator, or an officer or employee of the Corporation, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.

20.  GOVERNING LAW

     The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Virginia, other than the choice of law rules thereof.

     The Plan was duly adopted and approved by the Board on August 30, 1995, and
was duly approved by the stockholders of the Corporation on [        ], 1996.

                                           -------------------------------------
                                           Marilynn D. Bersoff
                                           Secretary

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                                   BTG, INC.

     WHEREAS, the BTG, Inc. Employee Stock Purchase Plan (the "Plan") has been duly adopted by the Board of Directors of BTG, Inc. (the "Company") on May 26, 1995 and by the shareholders of the Company on August 30, 1995 to enable eligible employees of the Company and its participating affiliates (as defined below), through Payroll deductions, to purchase shares of the Company's common stock (the "Common Stock") and thus to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging eligible employees to remain in the employ of the Company or its participating affiliates; and

     WHEREAS, the Board of Directors has approved certain amendments to the Plan subject to shareholder approval, to be effective as of the commencement of the first Payroll Deduction Period (as defined below) following such shareholder approval, and has authorized restatement of the Plan to reflect such amendments, as set forth below;

     NOW, THEREFORE, the provisions of the Plan, as amended and restated, are set forth below:

     1. SHARES SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 21 below, the aggregate number of shares of Common Stock that will be made available for purchase by participants under the Plan is 400,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares. To the extent there shall be any adjustment pursuant to the provisions of Section 21 hereof, the aforesaid number of shares shall be appropriately adjusted.

     2. ADMINISTRATION. The Plan shall be administered under the direction of the Employee Stock Purchase Plan Committee (the "Committee"), consisting of at least two members of the Board, none of whom shall be an employee of the Company or its affiliates or otherwise eligible to participate in the Plan. Members of the Committee shall be appointed, and may be removed, by the affirmative vote of the majority of the entire Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

     3. INTERPRETATION. It is intended that the Plan meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code") and is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

     4. ELIGIBLE EMPLOYEES. Any employee of the Company or any of its participating affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is for less than five months in any calendar year; (b) an employee whose customary employment is 20 hours or less per week; and (c) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating affiliate" means any direct or indirect affiliate of the Company that is designated as such by a resolution of the Board. The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular affiliate or affiliates.

     5. PARTICIPATION IN THE PLAN. An eligible employee may become a participant in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Human Resources Department of the Company. The form will (a) authorize payroll deductions and state the amount of eligible compensation (as defined in Section 6 below) to be deducted from the employee's pay, (b) indicate any additional amount to be contributed as provided in Section 8 below, and (c) authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Payroll Deduction Period (as defined in Section 7 below) that commences after the Company's receipt of the form, but not before July 1, 1995.

     6. PAYROLL DEDUCTIONS. At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan, of a whole dollar amount of eligible compensation which the employee is entitled to receive on such pay day. For purposes of this Plan, "eligible compensation" includes salary and overtime pay. Deductions made in accordance herewith will be credited to the employee's account under the Plan. A participating employee may at any time increase or decrease his or her payroll deduction amount by completing and submitting to the Human Resources Department of the Company a new payroll deduction authorization form to take effect at the beginning of the next Payroll Deduction Period (as defined in Section 7 below). An employee may not during any Payroll Deduction Period change his or her payroll deduction for that Payroll Deduction Period, nor may an employee withdraw any contributed funds other than by terminating participation in accordance with Section 15 below.

     7. PAYROLL DEDUCTION PERIODS. The first Payroll Deduction Period under the Plan shall commence on October 1, 1995 and shall end on December 31, 1995 (the "Initial Payroll Deduction Period"). Subsequent Payroll Deduction Periods will be three-month periods beginning on January 1, April 1, July 1 and October 1 of each year.

     8. LUMP SUM CONTRIBUTIONS. For the Payroll Deduction Period commencing on July 1 of each year, an eligible employee may contribute a lump sum amount for purchase of Common Stock under the Plan in addition to payroll deductions provided for in Section 6 above.

     9. RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE. Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Payroll Deduction Period. The purchase price of each share of Common Stock (the "Purchase Price") will be the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Payroll Deduction Period or (ii) on the last trading day of such Payroll Deduction Period. For purposes of the Plan, "fair market value" means, if the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the closing price of the Common Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on such date (or, if there is no such closing price, the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Common Stock has been made on such day, or the next preceding day on which any such sale shall have been made.

     10. TIMING OF PURCHASE; PURCHASE LIMITATION. Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or his or her participation in the Plan has otherwise been terminated as provided in Section 15 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Payroll Deduction Period (except as provided in Section 15 below) for the number of whole shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the purchase limitation set forth below in this Section 10 and subject to adjustment under Section 21 below. Shares may not be purchased at any other time under the Plan. Fractional shares will not be issued under the Plan. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its subsidiaries (as such term is defined in Section 423 of the Code) shares of Common Stock having an aggregate fair market value in excess of $25,000, determined, as to shares purchased during each Payroll Deduction Period during such calendar year, as of the first trading date of such Payroll Deduction Period. Any funds remaining in a participating employee's account after a purchase of shares will be returned to the participating employee, except that any such amount that is attributable to a fractional share shall be retained in the account and will be available for the purchase of additional shares during the next Payroll Deduction Period. Effective upon the last trading day of the Payroll Deduction Period, a participating employee will become a stockholder with respect to the shares purchased during such Period, and will thereupon have all dividend, voting and other ownership rights incident thereto, subject to the transfer restriction provided in Section 11 below.

     11. ISSUANCE OF STOCK CERTIFICATES; TRANSFER RESTRICTIONS. On the last trading day of the Payroll Deduction Period, a participating employee will be credited with the number of whole shares of Common Stock purchased for his or her account under the Plan during such Period. Shares purchased under the Plan will be held in the custody of the Committee, or such other entity as the Committee shall designate, as agent (the "Agent"). The Agent may hold the shares purchased under the Plan in stock certificates in nominee names, and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, at any time after the expiration of six months following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee. During such six months period, the employee will not be entitled to sell or otherwise transfer the shares.

     12. WITHHOLDING OF TAXES. To the extent that a participant realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company, or its affiliate, may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participant or from shares that would otherwise be issued to the participant hereunder. Any participant who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Payroll Deduction Period in which the shares were purchased must within 30 days of such transfer notify the Human Resources Department of the Company in writing of such transfer.

     13. ACCOUNT STATEMENTS. The Company will cause the Agent to deliver to each participating employee a statement for each Payroll Deduction Period during which the employee purchases Common Stock under the Plan, reflecting the amount of Payroll deductions accumulated during the Payroll Deduction Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account, the number of shares held for the employee's account at the end of the Payroll Deduction Period, and any amount attributable to a fractional share that is being carried over to the next Payroll Deduction Period.

     14. PARTICIPATION ADJUSTMENT. If in any Payroll Deduction Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 10 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

     15. TERMINATION OF PARTICIPATION. A participating employee will be refunded all monies in his or her account, and his or her participation in the Plan will be terminated, if: (a) the employee elects to terminate participation in a writing delivered to the Payroll Department of the Company provided, that, with respect to a participating employee who is an executive officer of the Company who is subject to Section 16(b) under the Securities Exchange Act of 1934, as amended, such employee's termination of participation in the Plan shall be deemed to be effective as of the first day of the next Payroll Deduction Period following the Payroll Deduction Period during which such employee delivers a writing terminating such employee's participation in the Plan; (b) the employee ceases to be employed by the Company or a participating affiliate;
(c) the Board elects to terminate the Plan as provided in Section 20 below; or
(d) the employee ceases to be eligible to participate in the Plan under Section 4 above. Temporary disability or an approved leave of absence will not result in termination of employment within the meaning of the Plan. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing any uninvested contributions to which the employee is entitled and a stock certificate representing the number of whole shares held in the employee's account; provided, that the employee shall not be entitled to have a stock certificate delivered as to any shares held for less than six months from the date of purchase until such six month holding period has been satisfied. Once terminated, participation may not be reinstated for the then current Payroll Deduction Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Payroll Deduction Period.

     16. ASSIGNMENT. No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

     17. APPLICATION OF FUNDS. All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated. Interest will not be paid on funds held by the Company pursuant to the Plan.

     18. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its affiliates to terminate the employee's employment at any time.

     19. AMENDMENT OF PLAN. The Board may amend the Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made: (a) increasing the number of shares specified in
Section 1 above that may be made available for purchase under the Plan (except as provided in Section 21 below), (b) changing the eligibility requirements for participating in the Plan or (c) which adversely affects any right or obligation with respect to any right to purchase shares of Common Stock pursuant to the Plan then outstanding, except to the extent that any such action shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the provisions of the Code or any rule or regulation promulgated or proposed thereunder.

     20. EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN. The Plan was effective on May 26, 1995 and was approved by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company on August 30, 1995 at which a quorum, representing a majority of all outstanding voting stock, was present. Amendments to the Plan incorporated in this restatement are to be effective as of the commencement of the first Payroll Deduction Period following approval of such amendments by the shareholders of the Company as set forth above. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate at the earlier of (i) the fifth anniversary of the effective date of the Plan and (ii) such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued; provided, that
Section 11 above shall remain in full force and effect for a period of at least six months following the date of termination of the Plan, after which all shares of Common Stock held by the Agent pursuant to the terms of Section 11 above shall be reissued in the names of the employees entitled to such shares, and stock certificates evidencing such shares shall be delivered to such employees.

     21. EFFECT OF CHANGES IN CAPITALIZATION.

     (a) Changes in Stock.

     If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares of Common Stock that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

     (b) Reorganization in Which the Company Is the Surviving Corporation.

     Subject to Subsection (c) of this Section 21, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

     (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock.

     Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Payroll Deduction Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day; provided, that in the event of such termination of the Plan, the Company or such successor corporation shall take such action as may be necessary to ensure that the Agent appointed pursuant to the terms of Section 11 above shall continue to hold shares of Common Stock in custody as required by Section 11 above for a period of at least six months following the date of termination of the Plan, after which all shares of Common Stock held by the Agent pursuant to the terms of Section 11 above shall be reissued in the names of the employees entitled to such shares, and stock certificates evidencing such shares shall be delivered to such employees. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

     (d) Adjustments.

     Adjustments under this Section 21 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) No Limitations on Company.

     The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     22. GOVERNMENTAL REGULATION. The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

     23. STOCKHOLDER RIGHTS. Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participant who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

     24. PAYMENT OF PLAN EXPENSES. The Company will bear all costs of administering and carrying out the Plan; provided, that, except as otherwise specifically provided in the Plan, the Company shall not be obligated to pay any costs or expenses (including legal fees) incurred by any participant in the Plan in connection with any right to purchase shares of Common Stock hereunder or the purchase of such shares of Common Stock.

                              *        *        *

     The Amended and Restated Employee Stock Purchase Plan of BTG, Inc. was duly adopted and approved by the Board of Directors of BTG, Inc. on the 26th of June, 1996.

                                           /s/ Marilynn D. Bersoff

                                           -------------------------------------
                                           Marilynn D. Bersoff
                                           Secretary of BTG, Inc.

     The Amended and Restated Employee Stock Purchase Plan of BTG, Inc. was duly
approved by the shareholders of BTG, Inc. on the        of August, 1996.

                                           -------------------------------------
                                           Marilynn D. Bersoff
                                           Secretary of BTG, Inc.

REVOCABLE PROXY
                                   BTG, INC.

                    1945 OLD GALLOWS ROAD  VIENNA, VA 22182

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 14, 1996, AND AT ANY ADJOURNMENT THEREOF.

   The undersigned, being a shareholder of BTG, Inc. (the "Company"), hereby appoints Edward H. Bersoff as proxy and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the DoubleTree Hotel at Tysons Corner, 7801 Leesburg Pike, Falls Church, Virginia 22043 on August 14, 1996 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the following instructions. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

1. Proposal to elect three nominees for Director,     / / FOR nominees listed below (except as marked to the contrary below)
  each of two for a three-year term and one to        / / WITHHOLD AUTHORITY to vote for all nominees listed below complete a term expiring in two years:

  Nominees with terms expiring at the 1999 Annual Meeting: Ruth M. Davis and Raymond T. Tate.

  Nominee with a term expiring at the 1998 Annual Meeting: Alan G. Merten.

INSTRUCTIONS: The undersigned shareholder may withdraw authority to vote for any nominee(s) by lining through or otherwise striking out the name of such nominee(s) above.

2. Proposal to approve the Company's Directors Stock Option Plan.
  / / FOR         / / AGAINST         / / ABSTAIN

3. Proposal to approve amendments to the Company's Employee Stock Purchase Plan.
  / / FOR         / / AGAINST         / / ABSTAIN

4. Proposal to approve amendments to the Company's 1995 Employee Stock Option Plan.
  / / FOR         / / AGAINST         / / ABSTAIN

5. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending March 31, 1997.
  / / FOR         / / AGAINST         / / ABSTAIN

6. To vote in its discretion, upon any other business that may properly come before that Annual Meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Meeting, management is not aware of any other matters which should come before the Annual Meeting.
                          (Continued and to be signed and dated on reverse side)

(Continued from reverse side)

    The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Shareholders of BTG, Inc. called for August 14, 1996, and a Proxy Statement prior to signing this Proxy.


                      ------------------                                         Dated:                        , 1996
                       I plan to attend                                                ----------------------------
                          the meeting                                            ---------------------------------------------
                              / /                                                Signature
                      ------------------                                         ---------------------------------------------
                                                                                 Signature
                                                                                 Note: Please sign exactly as your name appears
                                                                                 on this proxy. Only one signature is required
                                                                                 where the stock is held jointly. When signing
                                                                                 in a representative capacity, please give
                                                                                 title.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS OTHERWISE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AT THE DISCRETION OF THE PROXY. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.